WISCONSIN PUBLIC SERVICE CORPORATION                              EXHIBIT D



                          SALES OF ELECTRIC ENERGY AND GAS

                                 Calendar Year 1999


						   Wisconsin  		 Wisconsin
						     Public   		   River
						    Service   		   Power
						  Corporation		  Company
						  -----------		 ---------

(a)	Electric energy sold
	(at retail or wholesale)
	  Wisconsin (kWh)			11,299,265,637		169,782,000
	  Michigan (kWh)			   620,882,504		    None
						--------------		-----------
 	 Total (kWh)				11,920,148,141		169,782,000

	  Wisconsin (revenues -
	    excludes miscellaneous)		  $505,244,995		    None
	  Michigan (revenues -
	    excludes miscellaneous)	  	    21,603,407		    None
						   -----------
	  Total (revenues associated
	    with energy sold)		  	  $526,848,402		    None

	Intercompany
	  Wisconsin - Wisconsin River
	    Power to WPSC (kWh)		       None   		 56,594,000 *
	  Wisconsin - WPSC to
	    Upper Peninsula Power
	    Company (kWh)			   294,297,364		    None

	  Wisconsin - Wisconsin River
	    Power to WPSC (revenues)		       None   		 $1,705,396
	  Wisconsin - WPSC to
	    Upper Peninsula Power
	    Company (revenues)		    	    $8,348,496		    None

	Other
	  Wisconsin (kWh)			11,004,968,273		113,188,000 *
	  Michigan (kWh)			   620,882,504		    None
						--------------		-----------
	  Total (kWh)				11,625,850,777		113,188,000

	  Wisconsin (revenues -
	    excludes miscellaneous)	  	  $496,896,499		    None
	  Michigan (revenues -
	    excludes miscellaneous)		    21,603,407		    None
						   -----------
	  Total (revenues associated
	    with energy sold)			  $518,499,906		    None

WISCONSIN PUBLIC SERVICE CORPORATION					EXHIBIT D
Page 2

						   Wisconsin  		 Wisconsin
						     Public   		   River
						    Service   		   Power
						  Corporation		  Company
						  -----------		 ---------

	Gas distributed at retail
	  Wisconsin (MCF)			    36,049,829 **	    None
	  Michigan (MCF)			       716,196 **	    None
		  				    ----------
	  Total (MCF)				    36,766,025		    None

	  Wisconsin (revenues -
	    excludes miscellaneous)	  	  $185,678,181 **	    None
	  Michigan (revenues -
	    excludes miscellaneous)		     3,005,778 **	    None
		 				   -----------
	  Total (revenues -
	    excludes miscellaneous)		  $188,683,959

	Intercompany				       None   		    None

	Other (transport gas)
	  Wisconsin (MCF)			    27,695,328 **	    None
	  Michigan (MCF)			     1,090,680 **	    None
						   -----------
	  Total (MCF)				    28,786,008

	  Wisconsin (revenues)			    $7,144,577 **	    None
	  Michigan (revenues)			       430,995 **	    None
						   -----------
	  Total (revenues)			    $7,575,572

(b)	Electric energy distributed
	at retail outside state
	of organization

	  Michigan (kWh)			   315,340,540		    None
	  Michigan (revenues -
	    excludes miscellaneous)		   $12,839,453		    None

	Gas distributed at
	retail outside state
	of organization

	  Michigan (MCF)			     1,806,876 **	    None
	  Michigan (revenues -
	    excludes miscellaneous)		    $3,436,774 **	    None

WISCONSIN PUBLIC SERVICE CORPORATION					EXHIBIT D
Page 3

						   Wisconsin  		 Wisconsin
						     Public   		   River
						    Service   		   Power
						  Corporation		  Company
						  -----------		 ---------

(c)	Electric energy sold at
	wholesale outside state of
	organization or at state line

	  Michigan (kWh)			   305,541,964		    None
	  Michigan (revenues)			    $8,763,954		    None
	  Wisconsin (kWh)			       None   		    None
	  Wisconsin (revenues)			       None   		    None

	Gas sold at wholesale outside
	state of organization or at
	state line

	  Michigan (kWh)			      None   		    None
	  Michigan (revenues)			      None   		    None

(d)	Electric energy purchased
	outside state of organization
	or at state line #

	  kWh					1,846,872,000		    None
	  Expenses				  $45,645,827		    None

	Gas purchased outside state of
	organization or at state line

	  Numerous states (MCF)		   36,374,729		    None
	  Numerous states (expenses)		 $117,582,172		    None

WISCONSIN PUBLIC SERVICE CORPORATION					EXHIBIT D
Page 4


 * Quantities shown represent actual deliveries. By contract, each of the three purchasers of the output of Wisconsin River Power Company is entitled to receive, and is required to pay for one-third of the total output.

** "Gas distributed at retail" for Wisconsin includes 10,964,681 MCF and $43,443,757, and "Gas distributed at retail" for Michigan includes 130,317 MCF and $536,183 respectively, of sales to Large Commercial and Industrial Customers (those using 2,000 CCF within one month of a year) under Wisconsin Public Service Corporation's retail rates. Industrial usage is indeterminable.

# Receipts of 88,202 kWh of interchange energy were offset by deliveries of 185 kWh to same supplier at other points in the system. These deliveries (and other offsetting deliveries of interchange energy) are omitted from Wisconsin Public Service Corporation's sales shown above.